RATEXCHANGE CORPORATION

                            PLACEMENT AGENT AGREEMENT

                                              Dated as of November 28, 2001

Murphy & Durieu
120 Broadway
17th Floor

New York, New York  10271
Attention: Lawrence Stanton

Ladies and Gentlemen:

     The undersigned, RateXchange Corporation, a Delaware corporation (the "Company"), hereby agrees with Murphy & Durieu (the "Placement Agent") as follows:

1.   Offering.

     A. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the issuance and sale by the Company (the "Offering") of sixty-five (65) units (the "Units") of the Company's securities, at a price of $50,000 per Unit, including (a) sixty (60) Units in a closing held November 26, 2001 (the "First Closing"), and (b) five (5) Units in a closing held November 28, 2001 (the "Second Closing"; together with the First Closing, the "Closings" and each, a "Closing"). Each Unit consists of (i) a note (collectively the "Notes") in the principal amount of $50,000 bearing interest at an annual rate of 12% and convertible into the Company's common stock (the "Common Stock"), par value at $0.0001 per share (collectively, the "Note Shares"), at a conversion price equal to $0.37 per share (the "Conversion Price"), representing the higher of (x) $0.35 per share and (y) the per share price of the Common Stock as evidenced by the last trade on the American Stock Exchange prior to the relevant Closing, and (ii) 12,500 A warrants (collectively, the "Warrants"), each to purchase one share of Common Stock at the Conversion Price (such Common Stock underlying the Warrants, the "Warrant Shares"). The Units are subject to the terms of the Subscription Agreement and Investment Letter, prepared by the Company (such agreement together with all amendments thereof and supplements and exhibits thereto is referred to herein as the "Subscription Agreement") to be executed by each purchaser and the Company and in the certificates/instruments representing the securities underlying the Units. The Units, including the underlying Notes, Note Shares, Warrants, Warrant Shares and the securities issued pursuant to the Placement Agent's Warrants (as defined below) are hereinafter sometimes collectively referred to as the "Securities." The Securities will be offered without registration under the Securities Act of 1933 (the "Securities Act"). Purchasers of the Units will be granted certain registration rights with respect to the Securities as more fully set forth in the Subscription Agreements and in the certificates representing the Securities.

     B. The Units will be offered on a "best efforts" basis. The Company will issue the appropriate number of Units, Notes and Warrants at each Closing, after subscriptions have been received and accepted by the Company. Each Closing will take place at the offices of Kelley Drye & Warren LLP, counsel to the Placement Agent, at 101 Park Avenue, New York, New York 10178 or such other place as determined by the Company and the Placement Agent, at such time as shall be determined by the Placement Agent.

     C. The Offering commenced on or about October 25, 2001 and shall terminate on November 30, 2001, it being acknowledged that the offering was to terminate on October 31, 2001, but was extended by the mutual consent of the Company and the Placement Agent (such date, as the same may be extended, is hereinafter referred to as the "Termination Date"; the period commencing on October 25, 2001 and ending on the Termination Date is sometimes referred to herein as the "Offering Period").

     D. As compensation for its placement of the Offering, the Placement Agent shall receive a commission of $325,000 (the "Commission"), equal to ten percent (10%) of the gross proceeds from the Offering. The Placement Agent also shall receive a non-accountable expense allowance of $97,500 (the "Expense Allowance"), equal to three percent (3%) of the gross proceeds from the sale of the Units. The parties hereto acknowledge that $25,000 of the Expense Allowance was advanced to the Placement Agent on November 21, 2001.

2.   Information.

     A. The Units will be offered on a "best efforts" basis.

     B. The Units shall have the terms set forth in and shall be offered by the Company by means of the Subscription Agreement. Payment for the Units shall be made by check or wire transfer as more fully described in the Subscription Agreements. The minimum purchase by any purchaser shall be $50,000, or one Unit, except that subscriptions for partial Units may be accepted at the discretion of the Company and the Placement Agent. The Placement Agent and the Company agree that the Units will be offered and sold only to "accredited investors" within the meaning of Rule 501 of Regulation D ("Accredited Investors") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act and Rule 506 of Regulation D of the Securities Act.

     C. All funds received in respect of the subscriptions for Units that are closed on will be promptly forwarded to the Company, against delivery of the appropriate amount of the Securities offered, net of (i) the Commission and (ii) the Expense Allowance.

     D. The Placement Agent shall not be obligated to sell any Units and shall only be obligated to offer the Units on a "best efforts" basis.

     E. The Company and the Placement Agent reserve the right to reject any subscriber, in whole or in part, in their sole discretion. Notwithstanding anything to the contrary contained in this Section 2(E), the Company's right to reject a subscriber shall lapse three (3) days after receipt by the Company of the fully completed and duly executed subscription documents from the Placement Agent with respect to such subscriber (unless it is determined subsequent to such period that such subscriber does not meet the investor suitability requirements of this Offering). Funds received by the Company from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

     F. At each Closing, the Company shall also issue and sell to the Placement Agent or its designee(s), for nominal consideration, purchase warrants ("Placement Agent's Warrants") to purchase a number of placement agent units (the "Placement Agent Units") of the Company equal to 10% of the aggregate number of Units sold by the Company to investors identified by the Placement Agent at such Closing (the "Placement Agent's Warrants"), under the terms and conditions set forth in the Placement Agent's Warrant Agreement dated the date of the Second Closing by and between the Company and the Placement Agent (the "Placement Agent's Warrant Agreement"). The Company acknowledges that the Placement Agent or its designee(s) will receive Placement Agent's Warrants to purchase an aggregate of 6.5 Units (consisting of Placement Agent's Warrants to purchase 6 Units as part of the First Closing and Placement Agent's Warrants to purchase 0.5 Units as part of the Second Closing). Each Placement Agent Unit shall consist of (i) up to such number of fully paid and non-assessable shares of Common Stock which is equal to the total number of securities issuable upon conversion of the original principal amount of a Note issued in the Offering (whether or not the Notes have been converted and notwithstanding whether or not the Notes have been repaid) based upon an initial conversion price equal to the Conversion Price, subject to such adjustments as found in the Placement Agent's Warrant Agreement, and (ii) 12,500 Warrants.

3.   Representations, Warranties and Covenants of the Placement Agent.

     A. The Placement Agent represents, warrants and covenants as follows:

          (i) The Placement Agent has the necessary power to enter into this Agreement and the Placement Agent's Warrant Agreement and to consummate the transactions contemplated hereby and thereby.

          (ii) The execution and delivery by the Placement Agent of this Agreement and the Placement Agent's Warrant Agreement, and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement and the Placement Agent's Warrant Agreement, when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

          (iii) The Placement Agent will deliver to each purchaser a copy of the
Subscription   Agreement,   as  it  may  have  been  most  recently  amended  or
supplemented by the Company.

          (iv) Upon receipt of an executed Subscription Agreement and the payments representing subscriptions for Units, the Placement Agent will promptly forward copies of the Subscription Agreement (together with all consideration received for such Units) to the Company or its counsel.

          (v) The Placement Agent will not deliver the Subscription Agreement to any person it does not believe to be an Accredited Investor.

          (vi) The Placement Agent will not take any action which, assuming the Company's representation in Section 4(A)(ii) hereof is correct, it believes would cause the Offering to violate the provisions of the Securities Act, the Securities and Exchange Act of 1934, (the "Exchange Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable Blue Sky laws of any state or jurisdiction.

          (vii) The Placement Agent shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor and
(b) that any material information furnished by a prospective investor is true and accurate. The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Units will be honored, paid or enforceable against the subscriber in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (A) the Offering is exempt from the registration requirements of the Securities Act or any applicable state "Blue Sky" law or (B) any prospective purchaser is an Accredited Investor.

          (viii) The Placement Agent is a member of the National Association of Securities Dealers, Inc. (the "NASD"), and is a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Units will be offered or sold by the Placement Agent, unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in compliance with all material Rules and Regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

          (ix) The information contained in the Subscription Agreements (including the exhibits thereto, other than Exhibit D (the Company's Form 10-Q for the quarterly period ended June 30, 2001) and E (the Company's Notice of Annual Meeting of stockholders held on May 31, 2001)) relating to the Placement Agent is complete and correct and does not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.   Representations and Warranties of the Company.

     A. The Company represents and warrants as follows:

          (i) The execution, delivery and performance of each of this Agreement, the Placement Agent's Warrant Agreement, the Subscription Agreements and the Securities (collectively, the "Operative Documents") has been duly and validly authorized by the Company, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein. Each of this Agreement, the Placement Agent's Warrant Agreement, the Subscription Agreements, the Notes and the Warrants is, or will be a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Securities have been duly authorized and, when issued and paid for in accordance with this Agreement, the Subscription Agreements, the certificates/instruments representing each of such Securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (y) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

          (ii) The Company and the Subsidiaries (as hereinafter defined) have the outstanding capitalization as set forth in the Subscription Agreements. The Company and the Subsidiaries are not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Subscription Agreements or the exhibits thereto. All issued and outstanding securities of the Company and the Subsidiaries, have been duly authorized and validly issued and are fully paid and non-assessable, and were issued in compliance with all applicable federal and state securities laws; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being securityholders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company and the Subsidiaries. The Company has 300,000,000 shares of authorized Common Stock, of which 18,328,174 shares are outstanding as of the date hereof. The Company has 60,000,000 authorized shares of Preferred Stock of which 2,000,000 shares of non redeemable Series A Convertible Preferred Stock are currently issued and outstanding. The Company has duly authorized and reserved for issuance the Note Shares, the Warrant Shares and the shares underlying the Placement Agent Warrants.

          (iii) When issued in accordance with their respective terms, the Securities will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; and such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (iv) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Subscription Agreement to be owned or leased by it), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever.

          (v) Except as is described in the Company's public filings, there is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company or the Subsidiaries.

          (vi) Each of the Company and the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company owns 100% of the issued and outstanding voting shares of Xpit Corporation, a Delaware corporation, PolarCap, Inc., a Delaware corporation, and RateXchange I, Inc., a Delaware corporation, RMG Partners Corporation, a Delaware corporation (collectively the "Subsidiaries"), free and clear of all liens, encumbrances, claims, security and defects. The

Company has no other subsidiaries other than the Subsidiaries. PolarCap is being liquidated and all of the material assets of Xpit Corporation have been sold.

          (vii) Neither the Company nor any of the Subsidiaries owns or controls, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity other than as listed in the Subscription Agreement, except that the Company owns 750,000 shares of common stock of Telenisus Corporation, a Delaware corporation that is privately held. Each of the Company and the Subsidiaries is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company and the Subsidiaries taken as a whole. Each of the Company and the Subsidiaries has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Subscription Agreement, and each of the Company and the Subsidiaries is doing business in material compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. Any disclosures in the Subscription Agreement concerning the effects of foreign, federal, state and local regulation on the Company's or Subsidiaries' businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement and the other Operative Documents and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained prior to the Termination Date. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Subscription Agreements, except for applicable federal and state securities laws. Neither the Company nor any of the Subsidiaries has, since its inception, incurred any liability arising under or as a result of the application of any of the provisions of the Securities Act, the Exchange Act or the Rules and Regulations.

          (viii) There has been no material adverse change in the condition or prospects of the Company or any of the Subsidiaries except that all of the material assets of Xpit Corporation were sold on October 29, 2001, either individually or as a whole, financial or otherwise, from that on the latest dates as of which such condition or prospects, respectively, are set forth in each of the Subscription Agreements, and the outstanding debt, the property and the businesses of each of the Company and the Subsidiaries conforms in all material respects to the descriptions thereof contained in the Subscription Agreements.

          (ix) Except as otherwise set forth in the Subscription Agreement (including the exhibits thereto), neither the Company nor any of the Subsidiaries is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. Neither the Company nor any of the Subsidiaries is in violation of any provision of its respective charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Placement Agent's Warrant Agreement, the Subscription Agreements, the Notes or the Warrants, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the other Operative Documents, nor the compliance by the Company with the terms and provisions hereof or thereof, as the case may be, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of the Subsidiaries may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; nor will such action result in any violation of the provisions of the respective charter or the Bylaws of the Company or any of the Subsidiaries or any statute or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of the Subsidiaries.

          (x) This Agreement, the Placement Agent's Warrant Agreement and the Securities conform in all material respects to all statements in relation thereto contained in the Subscription Agreements. Neither the Subscription Agreements nor the exhibits attached thereto contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (xi) Subsequent to the dates as of which information is given in the Subscription Agreement, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor any of the Subsidiaries has (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Neither the Company nor any of the Subsidiaries has outstanding obligations to any of its respective officers or directors, except as disclosed in the Subscription Agreement.

          (xii) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Units or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the NASD.

          (xiii) Each of the Company and the Subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Subscription Agreement as being owned or possessed by the Company or any of the Subsidiaries) and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company or any of the Subsidiaries with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's or any of the Subsidiaries respective businesses (including, without limitation, any such licenses or rights described in the Subscription Agreement as being owned or possessed by the Company or any of the Subsidiaries). The Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

          (xiv) Neither the Company nor any of the Subsidiaries is under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (xv) Subject to the performance by the Placement Agent of its obligations hereunder, the Subscription Agreement and the offer and sale of the Securities comply, and will continue to comply, up to the Termination Date in all material respects with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Subscription Agreement nor any amendment or supplement thereto nor any documents prepared by the Company and the Subsidiaries in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Subscription Agreement are true and correct as of the date of the applicable Subscription Agreement and will be true and correct on the date of each Closing.

          (xvi) All taxes that are due and payable from the Company and the Subsidiaries have been paid in full and neither the Company nor any of the Subsidiaries has any tax deficiency or claim outstanding assessed or proposed against it.

          (xvii) The financial information of the Company and the Subsidiaries included in the Subscription Agreement fairly presents the financial position of the Company and the Subsidiaries at and for the periods indicated, and such financial information has been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business, since the date of the financial information included in the Subscription Agreement; and the outstanding debt, the property, both tangible and intangible, and the businesses of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Subscription Agreement.

          (xviii) Neither the Company nor any of the Subsidiaries, nor any of its or their officers, directors, employees or agents, nor any other person acting on behalf of the Company and the Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company or any of the Subsidiaries (or assist it in connection with any actual or proposed transaction) which (a) might subject the Company or any of the Subsidiaries to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company or any of the Subsidiaries, as reflected in any of the consolidated financial statements contained in the Subscription Agreement, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

          (xix) The  Common  Stock of the  Company  is  registered  pursuant  to
Section 12 of the Exchange Act and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has not provided to any purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. As of their respective dates, the SEC Documents (as amended by any amendments filed prior to the date hereof and the date of each Closing and provided to each purchaser) complied in all material respects with the applicable requirements of the Exchange Act and the Rules and Regulations and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company and the Subsidiaries included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have be prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present the financial position of the Company and the Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

5.   Certain Covenants and Agreements of the Company.

     The Company covenants to deliver to the Placement Agent, (i) promptly after receipt thereof, the Company's good standing certificate, which delivery shall be made no later than two (2) weeks after the date hereof, and (ii) no later than December 31, 2001, a copy of minutes from the next regularly scheduled meeting of the Company's Board of Directors supplementing the minutes of September 2001 relating to the Offering so as to specifically reserve the Note Shares and the Warrant Shares. In addition, the Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

     A. To advise the Placement Agent of any adverse change in the Company's or any of the Subsidiaries' financial condition, prospects or business or of any development materially affecting the Company or any of the Subsidiaries or rendering untrue or misleading any material statement in the Subscription Agreement occurring at any time prior to each Closing as soon as the Company or any of the Subsidiaries is either informed or becomes aware thereof.

     B. To use its best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Subscription Agreement under the securities laws of such jurisdictions as the Placement Agent shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company. The Placement Agent's counsel shall perform the required "Blue Sky" services and all reasonable fees, expenses and disbursements relating to such "Blue Sky" matters and relating to the Offering shall be paid by the Placement Agent.

     C. To provide and continue to provide to each holder of Securities participating in the Offering, so long as such holder shall remain a security holder of the Company, for a period ending on the earlier of (i) the registration of the Note Shares and Warrant Shares under the Securities Act and
(ii) five (5) years from the Termination Date, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders upon a Holder's request.

     D. To deliver, for a period of five (5) years following the Termination Date, to the Placement Agent, upon the Placement Agent's request, in the manner provided in Section 10(B) of this Agreement: (i) within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Termination Date, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

     E. To apply the proceeds of the Offering in accordance with "Use of Proceeds" in Exhibit H to the Subscription Agreement and not to apply proceeds from the Offering to pay any principal amount, or accrued interest due and payable therein, payable under any loan(s), advances or indebtedness, to directors, officers or 5% or greater shareholders.

     F. To provide the Placement Agent with as many copies of the Subscription Agreement as the Placement Agent may reasonably request.

     G. To comply with the terms of the Subscription Agreement, the Notes and the Warrants, including, without limitation, the registration rights provisions contained in the Notes and the Warrants.

     H. To keep available out of its authorized Common Stock solely for the purpose of issuance upon the conversion of the Notes and the exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the conversion of the Notes and the exercise of all Warrants.

     I. To issue to the Placement Agent or its designee(s) the Placement Agent's Warrants as described in the Placement Agent's Warrant Agreement.

     J. To ensure that any transactions between or among the Company or its Subsidiaries, or any of its or their officers, directors and affiliates be on terms and conditions that are no less favorable to the Company or its

Subsidiaries, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

     K. Not to amend or supplement the Subscription Agreements prior to the Termination Date unless the Placement Agent shall have been previously advised thereof and shall have not objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare, upon the Placement Agent's request, any amendment or supplement to the Subscription Agreements that may be necessary or advisable in connection with the Offering.

     L. To file the appropriate registration statement with the Securities and Exchange Commission to register the Note Shares, the Warrant Shares and the Common Stock underlying the Placement Agent's Warrants within six months after the Termination Date.

6.   Indemnification.

     A. The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee, agent or representative of the Placement Agent, and each person controlling, controlled by or under common control of the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) Section 4 of this Agreement, (B) the Subscription Agreements, (C) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from the documents described in clauses (i) (A),
(B) or (C) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto.

     B. The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee, agent or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon the breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement. The Placement Agent further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Placement Agent has indemnified such person pursuant hereto.

     C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any indemnified party and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party, provided that such consent was not reasonably withheld.

     D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Subsidiaries, on the one hand, and the Placement Agent, on the other hand shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur, in such proportions as are appropriate to reflect the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative benefits received by the Company, on the one hand and the Placement Agent on the other hand shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total net proceeds from the Offering (before deducting expenses) received by the Company, and (y) the Commission received by the Placement Agent pursuant to Section 1(D) hereof. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

7.   Payment of Expenses.

     Whether or not the Offering is successfully completed, except as otherwise set forth in this Section 7, the Company hereby agrees to bear the fees of the escrow agent equally with the Placement Agent. It is agreed that the Placement Agent's counsel shall perform the required Blue Sky legal services. "Blue Sky" and counsel fees and expenses shall be paid by the Placement Agent. In this connection, Blue Sky applications for registration of the Securities or exemption therefrom shall be made in such states and jurisdictions as shall be reasonably requested by the Placement Agent, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. In addition, the Company hereby agrees to pay to the Placement Agent the Expense Allowance, of which $13,500 was advanced to the Placement Agent on November 21, 2001.

8.   Conditions of Closing

     Each Closing shall be held at the offices of the Placement Agent or its counsel. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of such Closing with respect to the Company as if it had been made on and as of the Closing; the accuracy on and as of such Closing of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing of its covenants and obligations hereunder and to the following further conditions:

     A. At each Closing, the Placement Agent shall receive the opinion of Barry Feiner, Esq., counsel to the Company, dated as of the date of such Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for the Placement Agent, to the effect that:

          (i) The execution, delivery and performance of each of the Operative Documents has been duly and validly authorized by the Company, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein. Each of the Operative Documents is a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Placement Agent's Warrants and the Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor in accordance with their respective terms, the number and type of securities of the Company called for thereby. The Securities to be issued and sold by the Company pursuant to this Agreement, the Placement Agent's Warrant Agreement and the Subscription Agreements have been duly authorized and, when issued in accordance with this Agreement, the Placement Agent's Warrant Agreement and the Subscription
Agreements, the certificates/instruments representing each of the Securities will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability to third parties solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Securities has been duly and validly taken by the Company. The Securities conform in all material respects to the description thereof contained in the Subscription Agreement.

          (ii) The Operative Documents conform in all material respects to the descriptions thereof contained in the Subscription Agreement.

          (iii) Assuming that each purchaser of the Securities is an Accredited Investor, that the representations made by the Company, the Subsidiaries and the Placement Agent in this Agreement are true and correct at all times during the Offering Period and at the time of such Closing, that the Placement Agent has complied with the provisions of this Agreement and of Section 502(c) of Regulation D and that a Form D will be filed in accordance with the provisions of Section 503 of Regulation D, and that appropriate transfer restrictions will be placed on the certificates/instruments representing each of the Securities, no registration under the Securities Act is required in connection with the sale and issuance of any of the Securities. The offering and sale of the Securities in the manner contemplated by this Agreement, the Placement Agent's Warrant Agreement, the Subscription Agreements and the Warrant Agreement will not be integrated with any offering made before the offer and sale of such securities in a manner that would render unavailable any exemption from registration under the Securities Act.

          Such counsel shall state that he has participated in conferences with officers, accountants and other representatives of the Company during which the contents of the Subscription Agreement were discussed. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of any statements contained in the Subscription Agreement, such counsel shall state that, on the basis of the foregoing, nothing has come to such counsel's attention to lead him to believe that the Subscription Agreement, as of the date thereof and the date of such opinion, contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, notes thereto and other statistical and financial information included therein or omitted therefrom, as to which such counsel need express no opinion).

     B. At each Closing, the Placement Agent shall receive the opinion of Christopher Aguilar, Esq., General Counsel for the Company, dated as of the date of such Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for the Placement Agent, to the effect that:

          (i) Each of the Company and the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of organization. Each of the Company and the Subsidiaries is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing. Each of the Company and the Subsidiaries has all requisite corporate power and authority, and all authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to own or lease its properties and conduct its business (or proposed business) as described in the Subscription Agreement. Each of the Company and the Subsidiaries is doing business in compliance with such authorizations, approvals, orders, licenses, certificates and permits and all federal, state, local and foreign laws, rules and regulations concerning the business in which such entity is engaged.

          (ii) Each of the Company and the Subsidiaries has the outstanding capitalization as set forth in the Subscription Agreement. Neither the Company nor any of the Subsidiaries is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Subscription Agreement or in the Company's filings with the Commission. All issued and outstanding securities of each of the Company and the Subsidiaries have been duly authorized, validly issued and are fully paid and non-assessable, and were issued in compliance with all applicable federal and state securities laws; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being securityholders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of any of the Company or the Subsidiaries. The Company has (a) 300,000,000 shares of authorized Common Stock, 18,278,174 this was the number outstanding per C. Aguilar on 11/20/01, just needs to be brought down] of which are issued and outstanding as of the date hereof, and (b) 60,000,000 shares of authorized preferred stock, of which 2,000,000 shares of non redeemable Series A Convertible Preferred Stock are issued and outstanding on the date hereof. The Company has duly authorized and reserved for issuance the Note Shares, the Warrant Shares, and the securities underlying the Placement Agent Warrants.

          (iii) Each of the Company and the Subsidiaries owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Subscription Agreement as being owned or possessed by the Company or any of the Subsidiaries, respectively) and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company or any of the Subsidiaries with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of any of the Company's or any of the Subsidiaries respective businesses (including, without limitation, any such licenses or rights described in the Subscription Agreement as being owned or possessed by the Company or any of the Subsidiaries); none of the Company's or any of the Subsidiaries current products, services or processes infringe or will infringe on the patents currently held by any third party. Neither the Company nor any of the Subsidiaries is under any obligation to pay royalties or fees or any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (iv) Except as otherwise publicly disclosed by the Company in its filings with the Commission, there is no material litigation or governmental proceeding pending or, to the best of the Company's or Subsidiaries' knowledge, threatened against, or involving the properties or businesses of the Company or the Subsidiaries.

          (v) Except as otherwise publicly disclosed by the Company in its filings with the Commission, neither the Company nor any of the Subsidiaries is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

          (vi) Neither the Company nor any Subsidiaries is in violation of any provision of its respective charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Placement Agent's Warrant Agreement, the Warrant Agreement or the Subscription Agreements, nor the issuance and sale or delivery of the Securities nor the consummation of any of the transactions contemplated herein or in the Subscription Agreements, the Warrant Agreement or the Placement Agent's Warrant Agreement, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of the Subsidiaries may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; nor will such action result in any violation of the provisions of the respective charter or the Bylaws of the Company or any of the Subsidiaries, any statute or any order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company or any of the Subsidiaries.

          Such counsel shall state that he has participated in conferences with other officers of the Company, as well as with accountants and other representatives of the Company, during which the contents of the Subscription Agreement were discussed. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of any statements contained in the Subscription Agreement, such counsel shall state that, on the basis of the foregoing, nothing has come to such counsel's attention to lead him to believe that the Subscription Agreement, as of the date thereof and the date of such opinion, contained or contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, notes thereto and other statistical and financial information included therein or omitted therefrom, as to which such counsel need express no opinion).

     C. At or prior to each Closing, counsel for the Placement Agent shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in this Agreement and the Subscription Agreement, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

     D. At and prior to each Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company or any of its Subsidiaries from the latest dates as of which such condition is set forth in the Subscription Agreement; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any of its Subsidiaries which has not been disclosed in the Subscription Agreement; (iii) neither the Company nor any of the Subsidiaries shall be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received;
(iv) neither the Company nor any of the Subsidiaries shall have issued any securities (other than those set forth in the Subscription Agreement) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company or any of its Subsidiaries (contingent or otherwise) except as disclosed in the Subscription Agreement; (v) no material amount of the assets of the Company or any of its Subsidiaries shall have been pledged or mortgaged; and (vi) no action, suit or proceeding, at law or in equity, against the Company or any of its Subsidiaries or affecting any of their respective properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects or financial condition or income of the Company or any of its Subsidiaries.

     E. At each Closing, the Placement Agent shall have received a certificate of the Company signed by its chief executive officer and chief financial officer, dated as of the date of such Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the date of such Closing, the representations and warranties of the Company and the Subsidiaries set forth herein are true and correct.

     F. At each Closing, the Company shall have duly executed and delivered the appropriate amount and designation of certificates/instruments representing the Notes and the Warrants to the Placement Agent as agent for the respective holders thereof.

     G. At each Closing, the Company shall have duly executed and delivered to the Placement Agent, or its designees, the Placement Agent Warrants in the names and denominations specified by the Placement Agent.

9.   Termination.

     Either the Placement Agent or the Company may terminate the Offering in its sole discretion prior to either Closing. In the event that the Company determines to terminate the Offering from and after the date hereof through the end of the Offering Period for any reason other than the Placement Agent's breach of the terms of this Agreement, and the Placement Agent is willing to proceed, then the Company shall immediately pay to the Placement Agent the amount of its out-of-pocket expenses. Upon such termination, all Subscription Agreements and payments for the Units not previously delivered to the purchasers thereof, without interest thereon or deduction therefrom, shall be returned to the respective subscribers, the Placement Agent shall have no further obligation to the Company, and the Company shall have no obligation to the Placement Agent. If the Placement Agent does not or fails to complete the Offering and the reasons therefor are reasonably related to a material adverse change in the business or financial results, prospects or condition of the Company, factors beyond the Placement Agent's control and through no fault of its own or a material adverse change in market conditions then, in any such case, the Company agrees to promptly pay the Placement Agent its actual out-of-pocket expenses, including the fees and disbursements of the Placement Agent's legal counsel and shall remain liable for all reasonable Blue Sky counsel fees and expenses and Blue Sky filing fees.

10.  Miscellaneous.

     A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

     B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when (i) deposited in the United States mail, postage prepaid, (ii) sent by nationally recognized overnight courier or
(iii) received if personally delivered or faxed, addressed as follows:

     To the Placement Agent:

          Murphy & Durieu
          120 Broadway
          17th Floor
          New York, New York  10271
          Fax: (212) 618-0749
          Attention: Lawrence Stanton

     with a copy to:

          Kelley Drye & Warren LLP
          101 Park Avenue
          New York, New York  10178
          Fax:  (203) 327-2669
          Attention:  Paul F. McCurdy, Esq.

     To the Company:

          RateXchange Corporation
          100 Pine Street, Suite 500
          San Francisco, California 94111-5101
          Fax:  (415) 274-5651
          Attention: D. Jonathan Merriman and
          Christopher L. Aguilar, Esq.

          with a copy to:

          Barry Feiner, Esq.
          170 Falcon Court
          Manhasset, New York 11030
          Fax:  (516) 484-6867

or to such other address of which written notice is given to the others.

     C. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ALL RESPECTS UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES OR PRINCIPLES. ANY SUIT, ACTION, PROCEEDING OR LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT AND PROSECUTED IN SUCH FEDERAL OR STATE COURT OR COURTS LOCATED WITHIN THE STATE OF NEW YORK AS PROVIDED BY LAW. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENT TO THE JURISDICTION OF EACH SUCH COURT OR COURTS LOCATED WITHIN THE STATE OF NEW YORK, AND TO SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MANNER PROVIDED BY APPLICABLE LAW, AND HEREBY IRREVOCABLY AND

UNCONDITIONALLY WAIVE ANY RIGHT TO CLAIM THAT ANY SUIT, ACTION, PROCEEDING OR LITIGATION SO COMMENCED HAS BEEN COMMENCED IN AN INCONVENIENT FORUM.

     D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto, supersedes all prior understandings and agreements with respect to the subject matter hereof, and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

All  representations,   covenants,  warranties  and  indemnification  provisions
contained in this Agreement shall remain in full force and effect following the termination of this Agreement.

              [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 RATEXCHANGE CORPORATION


                                 By: ___________________________________________
                                     Name:  D. Jonathan Merriman
                                     Title: Chairman and Chief Executive Officer
MURPHY & DURIEU


By: __________________________
    Name:
    Title: